Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Susquehanna Media Co. (the “Company”) for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David E. Kennedy, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David E. Kennedy

David E. Kennedy
President and CEO
May 13, 2005

A signed original of this written statement required by Section 906 has been provided to Susquehanna Media Co. and will be retained by Susquehanna Media Co. and furnished to the Securities and Exchange Commission or its staff upon request.